Exhibit 10.1

EXECUTION VERSION

CONCENTRA ESCROW ISSUER CORPORATION

6.875% Senior Notes Due 2032

ESCROW AGREEMENT

ESCROW AGREEMENT (this “Agreement”), dated as of July 11, 2024, among JPMorgan Chase Bank, N.A., as escrow agent and securities intermediary (in such capacities, the “Escrow Agent”), U.S. Bank Trust Company, National Association, as trustee under the Indenture (as defined herein) (in such capacity, the “Trustee” sometimes referred to individually as “Party” and collectively as the “Parties”), and Concentra Escrow Issuer Corporation, a Delaware corporation (the “Escrow Issuer”).

R E C I T A L S

WHEREAS, this Agreement is being entered into in connection with the Purchase Agreement, dated as of June 26, 2024 (the “Purchase Agreement”), among the Escrow Issuer and J.P. Morgan Securities LLC, as representative of the several initial purchasers named therein (the “Initial Purchasers”), and in connection with the indenture (the “Indenture”), dated as of the date hereof, among the Escrow Issuer, Concentra Health Services, Inc. (the “Issuer”) and the Trustee, relating to the Notes (as defined below) (for the avoidance of doubt, U.S. Bank Trust Company, National Association, in its capacity as Trustee, is not a party to the Purchase Agreement, shall have no duties or obligations thereunder and shall not be deemed to have knowledge of its terms);

WHEREAS, pursuant to the terms of the Indenture and the Purchase Agreement, the Escrow Issuer is selling $650 million aggregate principal amount of its 6.875% Senior Notes due 2032 (the “Notes”);

WHEREAS, the Issuer will guarantee the obligation of the Escrow Issuer to pay interest that accrues on the Notes but such guarantee shall not apply to the principal amount of the Notes or any other obligations of the Escrow Issuer under the Indenture or this Agreement;

WHEREAS, concurrently with the closing of the sale of the Notes, the Initial Purchasers, on behalf of the Escrow Issuer, will deposit with the Escrow Agent, as hereinafter provided, the gross proceeds thereof (which, for the avoidance of doubt, shall equal $650,000,000) into the Escrow Account (as defined below) in the form of immediately available funds in U.S. dollars;

WHEREAS, the Notes are being issued as part of the financing related to the separation (the “Separation”) of Concentra Group Holdings Parent, Inc. (the “Company”) from Select Medical Corporation (“SMC”), which will be effectuated through the initial public offering (the “IPO”) of the Company and the execution of a separation agreement between the Company and SMC, as well as certain other agreements, including a tax matters agreement, a transition services agreement and an employee matters agreement related to the Separation (collectively, the “Separation Documents”);

WHEREAS, in connection with the Release (as defined herein), the Escrow Issuer will merge with and into the Issuer, with the Issuer continuing as the surviving corporation, the Issuer will execute a supplemental indenture whereby it will assume all of the Escrow Issuer’s rights, privileges and obligations under the Notes and the Indenture and each of the guarantors (including the Company) of the Notes (the “Guarantors”) will become a party to the Indenture by executing a supplemental indenture (the “Supplemental Indenture”) resulting in the Guarantors, jointly and severally, unconditionally guaranteeing (the “Guarantees”), on a senior unsecured basis, all of the Issuer’s obligations under the Notes and the Indenture (such transactions, collectively, the “Assumption”);

WHEREAS, in connection with the Assumption, the Issuer and the Guarantors will become party to the Purchase Agreement pursuant to a joinder agreement (the “PA Joinder Agreement”);

WHEREAS, the gross proceeds of the Notes deposited with the Escrow Agent in the Escrow Account, together with borrowings under its Senior Credit Facilities, will be used (a) upon satisfaction of the escrow conditions set forth in Section 3, by the Company (i) to finance the payment of a cash distribution to a subsidiary of SMC, which SMC intends to use to repay a portion of its existing indebtedness, (ii) to pay expenses incurred by the Initial Purchasers in connection with the purchase and sale of the Notes (including, without limitation, the Escrow Purchasers’ Commission (as defined in the Purchase Agreement) and the other fees and expenses with respect to the foregoing financing arrangements) and (iii) to pay expenses incurred by the Trustee and expenses incurred by the Escrow Agent hereunder;

WHEREAS, as security for its obligations under the Notes and the Indenture, by this Agreement the Issuer will grant to the Trustee, for the sole and exclusive benefit of the Trustee and the Holders of the Notes, a first-priority security interest in and lien on the Escrow Accounts and the Collateral (as defined herein);

WHEREAS, the Escrow Issuer and the Trustee wish to appoint JPMorgan Chase Bank, N.A., as Escrow Agent for the Escrow Account, and JPMorgan Chase Bank, N.A., is willing to accept such appointment and to act as Escrow Agent for the Escrow Account, in each case upon the terms and subject to the conditions of this Agreement; and

WHEREAS, the parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be held in and disbursed from the Escrow Account and released from the security interest and lien described above.

A G R E E M E N T

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.

All terms used but not defined herein shall have the meanings ascribed to them in the Indenture; provided, however, that the Escrow Agent shall not be responsible for determining the meaning of any capitalized term not entirely defined herein. In addition to any other defined terms used herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

“Acceleration Notice” has the meaning set forth in Section 3(d).

“Agreement” has the meaning set forth in the preamble hereto.

“Assumption” has the meaning set forth in the recitals hereto.

“Authorized Representative” has the meaning set forth in Section 10(a).

“Business Day” means a day other than a Saturday, a Sunday or a day on which commercial banking institutions are not required to be open, or is authorized or required by law or executive order to be closed, in the State of New York.

“Cash Account” has the meaning set forth in Section 2(b)(i).

“Collateral” has the meaning set forth in Section 6(a).

“Company” has the meaning set forth in the recitals hereto.

“Completion Date” has the meaning set forth in the Indenture.

“Credit Agreement” has the meaning set forth in the Indenture.

“Default” has the meaning set forth in the Indenture.

“Default Amount” has the meaning set forth in Section 3(d). “Directive” has the meaning set forth in Section 11.

“Eligible Investment” means an interest bearing demand deposit account at JPMorgan Chase Bank, N.A., or a successor investment offered by Escrow Agent.

“Escrow Account” has the meaning set forth in Section 2(b)(i).

“Escrow Agent” has the meaning set forth in the preamble hereto.

“Escrow Conditions” has the meaning set forth in Section 3(a)(ii).

“Escrow Funds” has the meaning set forth in Section 2(b)(i).

“Escrow Purchasers’ Commission” has the meaning set forth in the Purchase Agreement.

“Escrow Redemption Date” means October 4, 2024.

“Escrow Redemption Notice” has the meaning set forth in Section 3(b).

“Escrow Release Date” has the meaning set forth in Section 3(a).

“Escrow Funds” has the meaning set forth in Section 2(b)(ii).

“Event of Default” has the meaning set forth in the Indenture.

“Guarantees” has the meaning set forth in the recitals hereto.

“Guarantors” has the meaning set forth in the recitals hereto.

“Holder” has the meaning set forth in the Indenture.

“Indemnified Person” has the meaning set forth in Section 5.

“Indenture” has the meaning set forth in the recitals hereto.

“Initial Purchasers” has the meaning set forth in the recitals hereto.

“IPO” has the meaning set forth in the recitals hereto.

“Issue Date” means July 11, 2024.

“Issuer” has the meaning set forth in the recitals hereto.

“Lien” has the meaning set forth in the Indenture.

“Notes” has the meaning set forth in the recitals hereto.

“Offering Memorandum” means the Offering Memorandum dated June 26, 2024 relating to the offering of the Notes.

“Outside Date” means September 30, 2024.

“PA Joinder Agreement” has the meaning set forth in the recitals hereto.

“Parties” means the Escrow Issuer and the Trustee.

“PDF” has the meaning set forth in Section 10(a).

“Person” means any individual, corporation, company, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government (or any agency or political subdivision thereof) or any other entity.

“Purchase Agreement” has the meaning set forth in the recitals hereto.

“Release” has the meaning set forth in Section 3(a).

“Release Request” has the meaning set forth in Section 3(a).

“Representative Officer” means any officer of the Escrow Agent who has direct responsibility for the administration of this Agreement and shall also mean any other officer of the Escrow Agent to whom any matter related to this Agreement is referred because of such person’s knowledge of and familiarity with the particular subject matter.

“Secured Obligations” has the meaning set forth in Section 6(a).

“Securities Account” has the meaning set forth in Section 2(b)(i).

“Senior Credit Facilities” means the credit facilities entered into by the Issuer, as borrower, pursuant to the Credit Agreement.

“Separation” has the meaning set forth in the recitals hereto.

“Separation Documents” has the meaning set forth in the recitals hereto.

“SMC” has the meaning set forth in the recitals hereto.

“Special Mandatory Redemption” means the obligation of the Escrow Issuer to redeem all of the Notes pursuant to Section 3.10 of the Indenture.

“Special Mandatory Redemption Date” means the date specified in the Escrow Redemption Notice to redeem all the Notes that is not more than five (5) Business Days following the date such Escrow Redemption Notice is provided pursuant to this Agreement (and in any event no later than the Escrow Redemption Date).

“Special Mandatory Redemption Price” means a price equal to 100.0% of the initial issue price of the Notes to be redeemed on the Special Mandatory Redemption Date, plus accrued and unpaid interest thereon from the later of (i) the Issue Date or (ii) the last interest payment date, to, but excluding, such Special Mandatory Redemption Date.

“Supplemental Indenture” has the meaning set forth in the recitals hereto.

“Trustee” has the meaning set forth in the preamble hereto.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

Section 2. Escrow Account; Escrow Agent.

(i)            Appointment of the Escrow Agent. The Escrow Issuer and the Trustee hereby appoint JPMorgan Chase Bank, N.A., as Escrow Agent in accordance with the terms and conditions set forth herein, and JPMorgan Chase Bank, N.A., hereby accepts such appointment subject to the terms and conditions set forth herein.

(ii)	Establishment of Escrow Account.

(i)             Concurrently with the execution and delivery hereof, (A) the Escrow Agent shall establish a separate escrow account entitled “JPM AS E/A for Concentra Escrow Issuer Corporation/U.S. Bank Trust Company N.A. Escrow Account” Account Number 878264255 (the “Escrow Account”) and (B) the representative of the Initial Purchasers, at the direction of the Escrow Issuer (which direction is hereby given), shall deposit with the Escrow Agent, for credit to the Escrow Account, the gross proceeds from the sale of the Notes (which, for the avoidance of doubt, shall equal $650,000,000) in the form of immediately available funds in U.S. dollars) (the “Escrow Funds”). At the prior direction of an Authorized Representative of the Escrow Issuer delivered to the Escrow Agent in accordance with this Agreement (with copy to the Trustee of at least five (5) Business Days in advance, Escrow Agent shall establish additional separate escrow accounts, each of which shall collectively be considered to be a “Securities Account”, and together with the Cash Account, collectively, the “Escrow Accounts”. The Escrow Issuer, the Trustee and the Escrow Agent hereby agree that the “securities intermediary’s jurisdiction” of the Escrow Agent is the State of New York for purposes of the UCC, including Section 9-305 and Section 8-110 thereof. The parties hereto agree that the law of the State of New York shall govern the Escrow Account. The provisions of the immediately preceding sentence shall be construed as an amendment to any other account agreement governing the Escrow Account).

(ii)            The Escrow Agent shall accept the Escrow Funds and shall hold such funds and the proceeds thereof in the Escrow Account in accordance with the terms of this Agreement. All amounts so deposited and any interest on, and any dividends, distributions, earnings and other payments or proceeds in respect of, any such deposits or invested amounts, less any amounts or property released pursuant to the terms of this Agreement, shall constitute the “Escrow Funds.” The Escrow Agent shall initially hold the Escrow Funds invested in an interest-bearing demand deposit account at JPMorgan Chase Bank, N.A in the Cash Account. The Escrow Funds shall be held in the Escrow Account until disbursed in accordance with the terms hereof. The Escrow Account and all Escrow Funds shall be under the “control” (within the meaning of Section 9-104 and/or 8-106 and 9-106 of the UCC) of the Trustee for the benefit of itself and the Holders of the Notes. The Escrow Agent agrees, subject to the terms of this Agreement, that the Trustee is the entitlement holder (as defined in Section 8-102(7) of the UCC) (the “entitlement holder”) with respect to the Escrow Account and is entitled to exercise the rights that comprise any financial asset and which is credited to such Escrow Accounts, and all securities or other property underlying any financial assets and which are credited to such Escrow Account shall be registered in the name of the Escrow Agent, endorsed to the Escrow Agent, or in blank.

(iii)           The obligation and liability of the Escrow Agent to make the payments and transfers required by this Agreement shall be limited to the Escrow Funds. Escrow Agent is hereby authorized to execute purchases and sales of investments for financial assets (as defined below) held in the Securities Account through the facilities of its own trading or capital markets operations or those of any affiliated entity. Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder including without limitation charging any applicable agency fee in connection with each transaction. Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys or financial assets held in the Escrow Account or the purchase, sale, retention or other disposition of any investment described herein, and each Party acknowledges that it was not offered any investment, tax or accounting advice or recommendation by Escrow Agent with regard to any investment and has made an independent assessment of the suitability and appropriateness for its own purposes of any investment hereunder. Market values, exchange rates and other valuation information (including without limitation, market value, current value or notional value) of any investment furnished in any report or statement may be obtained from third party sources and is furnished for the exclusive use of the Parties. Escrow Agent has no responsibility whatsoever to determine the market or other value of any investment hereunder and makes no representation or warranty, express or implied, as to the accuracy of any such valuations or that any values necessarily reflect the proceeds that may be received on the sale. Escrow Agent shall not have any liability for any loss sustained as a result of any investment made pursuant to the terms of this Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of an Authorized Representative of the Escrow Issuer to give Escrow Agent instructions to invest or reinvest the Escrow Funds. Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder, including, without limitation, charging any applicable agency fee or trade execution fee in connection with each transaction. Escrow Agent shall have the right to liquidate any investments (including any financial assets) held in order to provide funds necessary to make required payments under this Agreement.

(iv)          Notwithstanding anything to the contrary herein, the Escrow Agent shall have no duty to prepare or file any Federal or state tax report or return with respect to any funds held pursuant to this Agreement or any income earned thereon, except for the delivery and filing of tax information reporting forms required to be delivered and filed with the Internal Revenue Service or other taxing authority required by applicable law as indicated in this Agreement. Any interest and other income from investment of the Escrow Funds shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service or other applicable taxing authority, be reported on IRS Form 1099 or 1042S (or other appropriate form) as having been earned by the Escrow Issuer, whether or not such income was disbursed during such calendar year and no other tax withholding or information reporting of any kind is required by Escrow Agent. The Escrow Agent’s function of making payments under this Agreement is solely ministerial and upon express direction of the Parties as provided for in this Agreement. The Escrow Issuer shall indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrow Funds and the investment thereof unless such tax, late payment, interest, penalty or other expense is with respect to income taxes or similar taxes related to the Escrow Funds or was finally adjudicated to have been directly caused by the bad faith, gross negligence or willful misconduct of the Escrow Agent. The indemnification provided by this Section 2(b)(iv) is in addition to the indemnification provided in Section 5 and shall survive the resignation or removal of the Escrow Agent and the termination of this Agreement. Escrow Agent shall withhold any taxes it deems appropriate in the absence of proper tax documentation or as required by law, and shall remit timely such taxes to the appropriate authorities. The Escrow Agent shall have no other tax withholding or information reporting of any kind, other than what it contemplated in this agreement or required by law.

(iii)	Escrow Agent Compensation; Expense Reimbursement.

(i)             The Company or the Escrow Issuer shall pay the Escrow Agent fees as separately agreed between the Company or the Escrow Issuer and the Escrow Agent upon execution of this Agreement, which unless otherwise agreed in writing, shall be as described in Schedule 2. The Parties agree that, notwithstanding anything herein to the contrary, to the extent any Party deposits such compensation into an account governed by this Agreement, Escrow Agent shall have the right to withdraw such compensation from such account. Each of the Parties further agrees to the disclosures and agreements set forth in Schedule 2.

(ii)            The Company or the Escrow Issuer shall reimburse the Escrow Agent, upon request, for all reasonable and documented expenses, disbursements and advances incurred or made by the Escrow Agent in implementing any of the provisions of this Agreement, including compensation and the reasonable and documented fees, expenses and disbursements of its counsel. Except as set forth in Section 3(b) and Section 3(d), the Escrow Agent shall be paid any such expenses owed to it directly by or on behalf of the Company or the Escrow Issuer and shall not disburse from the Escrow Account any such amounts, nor shall the Escrow Agent have any interest in the Escrow Account with respect to such amounts. The provisions of this clause (c) shall survive the termination of this Agreement and survive the resignation or removal of the Escrow Agent.

(iv)          Substitution of Escrow Agent. The Escrow Agent may resign by giving no less than 30 days’ prior written notice to the Escrow Issuer and the Trustee. Such resignation shall take effect upon the later to occur of (i) delivery of all Escrow Funds maintained by the Escrow Agent hereunder and copies of all books, records and other documents in the Escrow Agent’s possession relating to the Escrow Funds or this Agreement, in each case to a successor escrow agent mutually approved by the Escrow Issuer and the Trustee (which approvals shall not be unreasonably withheld or delayed) and to an account under the control of the Trustee; provided that the “securities intermediary’s jurisdiction” of such successor escrow agent shall be the State of New York for purposes of the UCC, including Section 9-305 and Section 8-110 thereof, and (ii) the Escrow Issuer, the Trustee and such successor escrow agent entering into this Agreement or any written successor agreement no less favorable to the interests of the Holders of the Notes and the Trustee than this Agreement. The Escrow Agent shall thereupon be discharged of all obligations under this Agreement and shall have no further duties, obligations or responsibilities in connection herewith. If a successor escrow agent has not been appointed or has not accepted such appointment within 30 days after notice of resignation is given to the Escrow Issuer and the Trustee, the Escrow Agent may apply at the expense of the Escrow Issuer to a court of competent jurisdiction for the appointment of a successor escrow agent. No appointed successor escrow agent shall be deemed to be an agent of Escrow Agent. Any entity into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell all or substantially all of its escrow business will automatically become the successor Escrow Agent under this Agreement.

Section 3. Release of Escrow Funds.

(i)            If at any time on or prior to but no later than 10:00 a.m. (New York City time) on the Outside Date, the Escrow Issuer delivers in accordance with this Agreement to the Escrow Agent with a copy to the Trustee an Officer’s Certificate substantially in the form set forth in Annex I hereto (a “Release Request”) certifying between the Parties that the following conditions (collectively, the “Escrow Conditions”) have been or, substantially concurrently with the release of the Escrow Funds, will be satisfied (the “Release”; the date of the release, the “Escrow Release Date”):

(1)           the Separation Documents have been executed and delivered by each of the parties thereto in accordance with their respective terms, in each case, with such agreements on terms substantially consistent in all material respects with the terms described in the Offering Memorandum;

(2)           the IPO shall have been consummated prior to or substantially concurrently with the Release, on terms substantially consistent in all material respects with the terms described in the Offering Memorandum (which for the avoidance of doubt excludes customary pricing terms for the IPO, which will be determined in connection with the pricing of such IPO);

(3)           all conditions precedent to Credit Agreement have been satisfied or waived in accordance with its terms and the lenders under such Credit Agreement have funded, or will substantially concurrently fund, term loans thereunder in an aggregate principal amount of $850.0 million;

(4)           the Assumption will be consummated substantially concurrently with the Release and the Issuer will deliver to the Trustee an officers’ certificate and an opinion of counsel, each stating that such Assumption complies with the Indenture;

(5)           the Issuer and each of the Guarantors (including the Company) will execute a joinder to the Purchase Agreement and will deliver or cause to be delivered such joinder to J.P. Morgan Securities LLC;

(6)           no Default or Event of Default shall have occurred and be continuing under the indenture at the time of, or after giving effect to, the Transactions (as defined in the Indenture); and

(7)           all initial purchasers’ discounts and all expenses required to be reimbursed in connection with the offering of the notes shall have been paid, and any Escrowed Funds shall have been used solely for the purposes set forth under the heading “Use of Proceeds” in this offering memorandum.

Neither the Escrow Agent nor the Trustee shall have any duty or obligation to verify or investigate the satisfaction of any conditions for release of the Escrow Funds and the Escrow Agent shall act solely upon the Release Request that it receives in accordance with this Agreement.

The Escrow Agent shall liquidate all Escrow Funds then held by it and shall in accordance with the Release Request (A) pay (i) if the Escrow Funds has been held in cash, on the next Business Day and (ii) if the Escrow Funds has been invested, on the second Business Day, out of the Escrow Funds, to J.P. Morgan Securities LLC for the account of the Initial Purchasers, $9,750,000 (which is the Escrow Purchasers’ Commission payable by the Escrow Issuer pursuant to Section 2 of the Purchase Agreement together with the fees and expenses the Escrow Issuer and Issuer are responsible for pursuant to Section 6(g) of the Purchase Agreement) and (B) pay all remaining Escrow Funds then held by it to or for the account of (and at the direction of) the Escrow Issuer as directed and in the manner set forth in the Release Request, in each case by wire transfer of immediately available funds in accordance with the instructions set forth in Schedule A of the Release Request at the time set forth in such Release Request. Upon the Release, the Escrow Funds will be paid out from the Escrow Account in accordance with this Agreement and the Release Request and the Escrow Account will be reduced to zero.

(ii)           If no later than 10:00 a.m. (New York City time) on the Outside Date, the Escrow Agent receives a written notice, substantially in the form set forth in Annex II hereto (an “Escrow Redemption Notice”), from the Escrow Issuer to the Escrow Agent with a copy to the Trustee to the effect that as between the Parties (i) in the reasonable judgment of the Escrow Issuer, the Escrow Conditions will not be satisfied on or prior to the Outside Date or (ii) SMC or the Company announce the separation and the IPO have been abandoned, and, in each case, that the Special Mandatory Redemption is to occur (which notice shall set forth the Special Mandatory Redemption Date and the Special Mandatory Redemption Price), then the Escrow Agent shall in accordance with the Escrow Redemption Notice as soon as practicable thereafter liquidate all Escrow Funds then held by it and pay to the Trustee, to the extent of the proceeds of such liquidated Escrow Funds, an amount in cash in U.S. dollars equal to the Special Mandatory Redemption Price (or, if less, all such proceeds) by wire transfer or via internal transfer of immediately available funds in accordance with the instructions set forth in the Escrow Redemption Notice no later than noon (New York City time) on such Special Mandatory Redemption Date. The Escrow Redemption Notice shall as between the Parties be delivered promptly (and in no event later than three (3) Business Days) following the occurrence of any event specified in subclause (i) or subclause (ii) above.

Concurrently, or as soon as practicable thereafter, with such release to the Trustee, the Escrow Agent shall, to the extent of any excess Escrow Funds remaining after payment of the Special Mandatory Redemption Price:

(i)             FIRST, pay to the Escrow Agent any amount owed at such time, if any, pursuant to Section 5 hereof and to the Trustee for any amounts owed to it pursuant to Section 3.10 of the Indenture; and

(ii)            SECOND, pay any remaining amount of such excess Escrowed Funds to the Escrow Issuer pursuant to written instructions delivered to the Escrow Agent in accordance with this Agreement (in such amount and pursuant to such wire instructions as the Escrow Issuer shall notify the Escrow Agent in the Escrow Redemption Notice), in each case by wire transfer or via internal transfer of immediately available funds in accordance with the instructions and amounts set forth in the Escrow Redemption Notice.

In the event that (A) a Release Request has not been delivered by the Escrow Issuer pursuant to Section 3(a) on or prior to 10:00 a.m. (New York City time) on the Outside Date and (B) an Escrow Redemption Notice has not been delivered by the Escrow Issuer pursuant to this Section 3(b) on or prior to 10:00 a.m. (New York City time) on the Outside Date, then the Trustee shall deliver an Escrow Redemption Notice to the Escrow Agent pursuant to this Section 3(b) prior to 11:00 a.m. (New York City time) on the Outside Date to the effect that the Special Mandatory Redemption shall occur on the Escrow Redemption Date, which notice shall specify the Escrow Redemption Date as the Special Mandatory Redemption Date.

(iii)          If an Escrow Redemption Notice delivered pursuant to Section 3(b) reveals that the amount of cash in U.S. dollars that constitutes the Escrow Funds will be insufficient to pay the Special Mandatory Redemption Price, then within three (3) Business Days after delivery of such Escrow Redemption Notice to the Escrow Agent and the Trustee (if applicable) (and no later than 4:00 p.m. (New York City time) one (1) Business Day prior to the Special Mandatory Redemption Date), the Escrow Issuer or the Company on behalf of the Escrow Issuer shall deposit (or cause to be deposited) with the Escrow Agent in the Escrow Account as additional Escrow Funds an amount of cash in U.S. dollars that, when taken together with the Escrow Funds being held in the Escrow Account at such time, will be sufficient to fund the Special Mandatory Redemption of the Notes at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date as set forth in such notice (which, for the avoidance of doubt, will include the amount of accrued and unpaid interest (as specified in the Indenture) due on the Notes during the period from the Issue Date or the last interest payment date (as applicable) to (but excluding) the Special Mandatory Redemption Date).

(iv)          Notwithstanding clauses (a), (b) and (c) above, if the Escrow Agent receives a written notice from the Trustee substantially in the form set forth in Annex III hereto (an “Acceleration Notice”) to the effect that the principal of, and accrued interest on, the Notes (the “Default Amount”) has become immediately due and payable pursuant to Section 6.02 of the Indenture, the Escrow Agent shall liquidate all Escrow Funds then held by it within one (1) Business Day, and shall release to the Trustee for payment to the Holders of the Notes which as between the Parties shall be in accordance with Section 6.01 of the Indenture, to the extent of the proceeds of such liquidated Escrow Funds, an amount of Escrow Funds sufficient to pay the Default Amount (or, if less, all such proceeds). Concurrently with such release to the Trustee, the Escrow Agent shall, out of any excess Escrow Funds:

(i)             FIRST, pay to the Escrow Agent any amount owed at such time, if any, pursuant to Section 2(c) hereof, Section 2(b)(iv) hereof and Section 5 hereof and to the Trustee any amounts owed to it pursuant to Section 7.07 of the Indenture; and

(ii)            SECOND, pay any remaining amount of such excess Escrow Funds to the Escrow Issuer,

in each case by wire transfer or via internal transfer of immediately available funds in accordance with the instructions and amounts set forth in Schedule A to Annex III hereto.

Section 4. Limitation of Escrow Agent’s Liability; Responsibilities of Escrow Agent.

(a)           The Escrow Agent’s responsibility and liability under this Agreement shall be limited as follows:

(i)             the Escrow Agent does not represent, warrant or guaranty to the Trustee or the Holders of the Notes from time to time the performance of the Escrow Issuer;

(ii)            the Escrow Agent shall have no responsibility to the Escrow Issuer, the Trustee or the Holders of the Notes from time to time as a consequence of performance or non-performance by the Escrow Agent hereunder, except for any bad faith, gross negligence or willful misconduct of the Escrow Agent as determined by the final and non-appealable judgment of a court of competent jurisdiction;

(iii)          the Escrow Issuer shall remain solely responsible for all aspects of the Escrow Issuer’s business and conduct;

(iv)          the Escrow Agent shall not be obligated to supervise, inspect or inform the Escrow Issuer or any third party of any matter referred to above; and

(v)           the Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

(b)           In no event shall the Escrow Agent be liable (i) for relying upon any judicial or administrative order or judgment, upon the advice of, or any opinion of, counsel or upon any certification, instruction, notice, or other writing delivered to it by the Escrow Issuer or the Trustee in compliance with the provisions of this Agreement, (ii) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document believed by it in good faith to be genuine and to have been signed or presented by the proper person, (iii) for any indirect, consequential, punitive, incidental, or special damages (including but not limited to loss of profit) regardless of whether the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action, (iv) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians; provided, that such nominees, correspondents, designees, subagents or subcustodians were chosen in good faith by the Escrow Agent, or (v) for an amount in excess of the value of the Escrowed Funds then credited to the Escrow Account.

(c)           The rights and powers granted to the Escrow Agent hereunder are being granted in order to preserve and protect the Trustee’s and the Holders’ security interest in and to the Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties (whether express or implied, and including fiduciary duties) on the Escrow Agent in connection therewith other than those imposed under applicable law. The Escrow Agent shall exercise the same degree of care in the custody and preservation of the Collateral in its possession as it exercises toward its own similar property and shall not be held to any higher standard of care under this Agreement, nor be deemed to owe any fiduciary duty to the Escrow Issuer, the Trustee, the Holders or any other party.

(d)           At any time the Escrow Agent may request in writing an instruction in writing from the Escrow Issuer (other than any disbursement pursuant to Section 3(d)), and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder. The Escrow Agent shall not be liable to the Escrow Issuer for acting without the Escrow Issuer’s consent in accordance with such a proposal on or after the date specified therein if (i) the specified date is at least five (5) Business Days after the Escrow Issuer receives the Escrow Agent’s request for instructions and its proposed course of action, and (ii) prior to so acting, the Escrow Agent has not received the written instructions requested from the Escrow Issuer.

(e)           The Escrow Agent may act pursuant to the advice of counsel chosen by it with respect to any matter relating to this Agreement, and the reasonable fees and expenses of such counsel shall be paid by the Escrow Issuer, and shall not be liable for any action taken or omitted in accordance with such advice, except for any such action taken or omitted in bad faith.

(f)            In the event of any ambiguity or conflict in the provisions of this Agreement with respect to any funds, securities or property deposited hereunder, or instruction, notice or certification delivered hereunder, the Escrow Agent shall be entitled to refrain from complying with any and all claims, demands or instructions with respect to such funds, securities or property, and the Escrow Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until either any conflicting, ambiguous or adverse claims or demands shall have been determined by the final and non-appealable judgment of a court of competent jurisdiction or settled by agreement between the conflicting claimants as evidenced in a writing reasonably satisfactory to the Escrow Agent, or the Escrow Agent shall have received security or an indemnity satisfactory to the Escrow Agent sufficient to save the Escrow Agent harmless from and against any and all loss, liability or expense which the Escrow Agent may incur by reason of its acting. The Escrow Agent may in addition elect in its sole option to commence an interpleader action or seek other judicial relief or orders as the Escrow Agent may deem necessary. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceedings shall be paid by, and shall be deemed obligations of, the Escrow Issuer.

(g)           No provision of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

(h)           The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God, terrorism or war, epidemics, pandemics, the failure or malfunction of communication or computer systems, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility), fire, floods, strikes, public health emergencies, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control.

Section 5. Indemnity.

The Escrow Issuer shall indemnify, hold harmless and defend the Trustee and the Escrow Agent, its affiliates and their respective directors, officers, agents, employees and controlling persons (each, an “Indemnified Person”) from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs, reasonable legal fees, and claims for damages, arising from the Trustee’s or the Escrow Agent’s performance or non-performance, or in connection with the Escrow Agent’s acceptance of appointment as the Escrow Agent, under this Agreement, except to the extent that such liability, expense or claim shall have been caused by the bad faith, gross negligence or willful misconduct of any such Indemnified Person as determined by the final and non-appealable judgment of a court of competent jurisdiction. The provisions of this Section 5 shall survive any termination, satisfaction or discharge of this Agreement as well as the resignation or removal of the Escrow Agent and the Trustee, as applicable.

Section 6. Grant of Security Interest; Instructions to Escrow Agent.

(i)            The Escrow Issuer hereby irrevocably grants a first-priority security interest in and lien on, and pledges, assigns, transfers and sets over to the Trustee for its own benefit and the benefit of the Holders of the Notes, all of its right, title and interest in:

(i)             the Escrow Funds, the Escrow Account and all “financial assets” (as such term is defined in Section 8-102(a) of the UCC) and other property now or hereafter placed or deposited in, or delivered to the Escrow Agent for placement or deposit in, the Escrow Account, including, without limitation, all funds held therein, and all Eligible Investments held by (or otherwise maintained in the name of) the Escrow Agent pursuant to Section 2;

(ii)            all “security entitlements” (as such term is defined in Section 8-102(a) of the UCC) from time to time credited to the Escrow Account;

(iii)           all claims and rights of whatever nature which the Escrow Issuer may now have or hereafter acquire against any third party in respect of any of the Collateral described in this Section 6 (including any claims or rights in respect of any security entitlements credited to an account of the Escrow Agent maintained at The Depository Trust Company or any other clearing corporation) or any other “securities intermediary” (as such terms are defined in Section 8-102(a) of the UCC);

(iv)           all rights which the Escrow Issuer has under this Agreement and all rights it may now have or hereafter acquire against the Escrow Agent in respect of its holding and managing all or any part of the Collateral, together with all books and records, credit files, computer files, programs, printouts and other computer materials and records to the extent related thereto and any “general intangibles” (as defined in Article 9 of the New York UCC) at any time to the extent evidencing or to the extent relating to any of the foregoing; and

(v)            all “proceeds” (as such term is defined in Section 9-102(a) of the UCC) of any of the foregoing (collectively, the “Collateral”), in order to secure payment of the Special Mandatory Redemption Price and all obligations and indebtedness of the Escrow Issuer under the Indenture, the Notes and any other obligation, now or hereafter arising, of every kind and nature, owed by the Escrow Issuer under the Indenture or the Notes to the Holders of the Notes or to the Trustee or any predecessor Trustee (collectively, the “Secured Obligations”). The Escrow Agent hereby acknowledges the Trustee’s security interest and lien as set forth above. The Escrow Issuer shall not grant or cause or permit any other person to obtain a security interest, encumbrance, lien or other claim, direct or indirect, in the Escrow Issuer’s right, title or interest in the Escrow Account or any Collateral.

(ii)           The Escrow Issuer hereby irrevocably instructs the Escrow Agent to, and the Escrow Agent shall:

(i)             maintain the Escrow Account for the sole and exclusive benefit of the Trustee on its behalf and on behalf of the Holders of the Notes to the extent specifically required herein; treat all property in the Escrow Account as “financial assets” (as defined in Section 8-102(a) of the UCC); take any reasonable steps specified in writing by the Escrow Issuer pursuant to this Section 6 to cause the Trustee to enjoy a continuous perfected first-priority security interest under the UCC, any other applicable statutory or case law or regulation of the State of New York and any applicable law or regulation of the United States in the Collateral, in each case at no cost to the Escrow Agent; and except as otherwise required by law and as set forth in Section 11, maintain the Collateral free and clear of all liens, security interests, safekeeping or other charges, demands and claims of any nature now or hereafter existing in favor of anyone other than the Trustee; and

(ii)            promptly notify the Trustee if a Representative Officer of the Escrow Agent receives written notice that any Person other than the Trustee has or purports to have a lien or security interest upon any portion of the Collateral.

In addition to requesting disbursement of amounts held in the Escrow Account pursuant to and in accordance with Section 3, upon an Event of Default and for so long as such Event of Default continues, the Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC or other applicable law.

The lien and security interest provided for in this Section 6 shall automatically terminate and cease as to, and shall not extend or apply to, and the Trustee and the Escrow Agent shall have no security interest in, any funds disbursed by the Escrow Agent to the Escrow Issuer or the Initial Purchasers in accordance with Section 3 of this Agreement. The Escrow Agent shall not have any right to receive compensation from the Trustee and shall have no authority to obligate the Trustee or to compromise or pledge its security interest hereunder. Accordingly, the Escrow Agent is hereby directed to cooperate with the Trustee in the exercise of its rights in the Collateral provided for herein at no cost to the Escrow Agent.

(iii)          Any money collected by the Trustee pursuant to the second to last paragraph of Section 6(b) shall be applied as provided in Section 3(d). Neither the Trustee nor the Escrow Agent shall have any liability for any shortfall in the payment of the Special Mandatory Redemption Price.

(iv)          The security interest of the Trustee granted pursuant hereto shall at all times be valid, perfected and enforceable as a first-priority security interest. The Escrow Issuer will take all steps reasonably necessary to maintain the security interest created by this Agreement as a perfected first-priority security interest and will execute and deliver or cause to be executed and delivered, or use its reasonable best efforts to procure, all assignments, instruments and other documents, deliver any instruments to the Trustee and take any other actions that are necessary or desirable, and shall direct the Trustee in writing to take all actions necessary on its part, to perfect, continue the perfection of, or protect the first priority of the Trustee’s security interest in and to the Collateral, to protect the Collateral against the rights, claims, or interests of third persons or to effect the purposes of this Agreement. The Escrow Issuer represents and warrants that its legal name is as set forth on the signature page hereof and it is duly incorporated and validly existing as a corporation, formed under the laws of the State of Delaware and is not formed under the laws of any other jurisdiction, and during the term of this Agreement, the Escrow Issuer will not change its legal name or jurisdiction of formation without giving the Trustee 30 days’ prior written notice.

The Escrow Issuer also hereby authorizes the Trustee to file any financing or continuation statements with respect to the Collateral in such jurisdictions and filing offices and containing such description of the Collateral as are reasonably necessary in order to perfect the security interest granted herein without the Escrow Issuer’s signature (to the extent permitted by applicable law), and any such filing is hereby authorized to be made by the Initial Purchasers or their counsel on behalf of the Trustee. The Escrow Issuer shall pay all reasonable costs incurred in connection with any of the foregoing, it being understood that the Trustee shall have no duty to determine whether to file or record any document or instrument relating to the Collateral. Notwithstanding the authorizations set forth in clause (b) or this clause (d), neither the Trustee nor the Escrow Agent shall have any duty or obligation to file or record any document or otherwise to see to the grant, validity or perfection of any security interest granted hereunder and the Escrow Issuer agrees to file or to cause to be filed all such UCC financing statements in such jurisdictions and filing offices and containing such description of the Collateral as is necessary in order to perfect the security interest granted herein.

(v)           The Escrow Issuer hereby appoints the Trustee as attorney-in-fact with full power of substitution to do any act that the Escrow Issuer is obligated hereby to do, and the Trustee may, but shall not be obligated to, exercise such rights as the Escrow Issuer might exercise with respect to the Collateral and take any action in the Escrow Issuer’s name to protect the Trustee’s security interest hereunder.

(vi)          If at any time the Escrow Agent shall receive any “entitlement order” (as such term is defined in Section 8-102(a)(8) of the UCC) or any other instructions issued by the Trustee directing the disposition of funds in the Escrow Account or otherwise related to the Escrow Account, the Escrow Agent shall comply with any such entitlement order or instructions without further consent by the Escrow Issuer or any other person.

(vii)         The Escrow Agent represents that it is a “securities intermediary” and that each Securities Account is, and will be at all times, a “securities account” (as each such term is defined in the UCC).

(viii)        The Escrow Issuer hereby confirms that the arrangements established under this Section 6 constitute “control” by the Trustee of the Escrow Account (as such term is defined in Article 9 of the UCC). The Escrow Agent and the Escrow Issuer have not entered and will not enter into any other agreement with respect to control of the Escrow Account or purporting to limit or condition the obligation of the Escrow Agent to comply with any orders or instructions of the Trustee with respect to the Escrow Account as set forth in this Section 6. In the event of any conflict with respect to control over the Escrow Account between this Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

(ix)          The Escrow Agent hereby agrees that any security interest in, lien on, or encumbrance, claim or right of setoff against, the Escrow Account or any funds therein that it now has or subsequently obtains shall be subordinate to the security interest of the Trustee in the Escrow Account and the funds therein or credited thereto. Except as otherwise set forth herein, the Escrow Agent agrees not to exercise any present or future right of recoupment or set-off against the Escrow Account or to assert against the Escrow Account any present or future security interest, banker’s lien or any other lien or claim (including claim for penalties) that the Escrow Agent may at any time have against or in the Escrow Account or any funds therein. It is understood that the Escrow Agent has no responsibility with respect to the validity or perfection of the Trustee’s security interest other than to act in accordance with the terms of this Agreement.

Section 7. Termination.

This Agreement and the security interest in the Escrowed Funds evidenced by this Agreement shall terminate automatically and be of no further force or effect upon the distribution of all Escrowed Funds in accordance with Section 3 hereof; provided, however, that the obligations of the Escrow Issuer under Section 2(b)(iv), Section 2(c) and Section 5 (and any existing claims thereunder) shall survive termination of this Agreement and the resignation or removal of the Escrow Agent.

Section 8. Security Interest Absolute.

All rights of the Trustee for its own benefit and the benefit of the Holders of the Notes and security interests hereunder, and all obligations of the Escrow Issuer hereunder, shall be absolute and unconditional irrespective of:

(i)            any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

(ii)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

(iii)          any exchange, surrender, release or non-perfection of any Liens on any other collateral for all or any of the Secured Obligations; or

(iv)          to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Escrow Issuer in respect of the Secured Obligations or of this Agreement.

Section 9. Miscellaneous.

(i)            Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

(ii)           Invalidity. If for any reason whatsoever any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties’ intent.

(iii)          Assignment. This Agreement is personal to the parties hereto, and the rights and duties of the Escrow Issuer hereunder shall not be assignable except with the prior written consent of the other Party and the Escrow Agent and any assignment in violation of this Agreement shall be ineffective and void. Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

(iv)          Benefit. This Agreement shall be binding upon the parties hereto and their successors and permitted assigns. Nothing in this Agreement, express or implied, shall give to any person, other than the parties hereto and their permitted successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement except as expressly set forth in Section 2(b)(iv) and Section 5.

(v)           Entire Agreement; Amendments. This Agreement (and solely between the Escrow Issuer and the Trustee, the Indenture) contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Escrow Issuer from any provision of this Agreement shall be in writing and effective only after being executed by each party hereto (and the Parties agree among themselves that any such amendment or waiver shall be made or duly given in compliance with all of the terms and provisions of the Indenture), and neither the Escrow Agent nor the Trustee shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof; provided, for the avoidance of doubt, the Parties agree between themselves that the parties hereto may amend or supplement this Agreement without the consent of any Holder in order to (x) cure any ambiguity, omission, mistake, defect or inconsistency or (y) to conform the text of this Agreement to any provision of the “Description of the Notes” section of the Offering Memorandum. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

(vi)          Notices. Except as otherwise provided in Section 11, all notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received when actually received (i) on the day of delivery; (ii) three (3) Business Days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as set forth below; (iii) when transmitted by email or facsimile to the email address or telephone number set forth below with oral or written confirmation of receipt by the recipient; or (iv) one (1) Business Day following the day timely delivered to a next-day air courier addressed as set forth below:

To the Escrow Agent:

JPMorgan Chase Bank, N.A.
Escrow Services
575 Washington Boulevard 18th Floor
Jersey City, New Jersey 07310
Attention: Andrea Gilardi/Kimberly MacFarland
Email: **********@**********

To the Trustee:

U.S. Bank Trust Company, National Association

100 Wall Street, Suite 600

New York, NY 10005

Attention: James W. Hall

Phone: (551) 427-1335

Email: **********@**********

With a copy to (which shall not constitute notice):

Anderson Aquino LLP

240 Lewis Wharf

Boston, MA 02110

Attention: David Anderson

Email: **********@**********

To the Escrow Issuer:

Concentra Escrow Issuer Corporation

5080 Spectrum Drive, Suite 12

West Addison, Texas 75001

Attention: Michael Tarvin

Email: **********@**********

With a copy to (which shall not constitute notice):

Dechert LLP

2929 Arch Street

Philadelphia, PA 19104

Attention: Stephen Leitzell, Anna Tomczyk

Email: **********@**********; **********@**********

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section 9(f). Notwithstanding the foregoing, notices and other communications to the Trustee or the Escrow Agent pursuant to subclauses (ii) and (iv) of this clause (f) shall not be deemed duly given and received until actually received by the Trustee or the Escrow Agent, as applicable, at its address set forth above.

(vii)        Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by email, facsimile or other electronic transmission (e.g., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. All notices, approvals, consents, requests and any communications hereunder must be in writing, provided that any communication sent to the Trustee or the Escrow Agent hereunder that is required to be signed must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign, by the authorized representative of the Escrow Issuer. The Escrow Issuer agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Trustee and the Escrow Agent, including without limitation the risk of the Trustee and the Escrow Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.

(viii)       Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

(ix)          Choice of Law; Submission to Jurisdiction. THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY AGREE THAT JURISDICTION OVER SUCH PARTIES AND OVER THE SUBJECT MATTER OF ANY ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT MAY BE EXERCISED BY A COMPETENT COURT OF THE CITY AND STATE OF NEW YORK, OR BY A COMPETENT UNITED STATES COURT, SITTING IN NEW YORK CITY. EACH OF THE ESCROW ISSUER, THE TRUSTEE AND THE ESCROW AGENT HEREBY SUBMIT TO THE PERSONAL JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HERETO WAIVES THE RIGHT TO A TRIAL BY JURY. THE ESCROW ISSUER HEREBY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENT TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO IT AT THE ADDRESS LAST SPECIFIED FOR NOTICES HEREUNDER, AND SUCH SERVICE SHALL BE DEEMED COMPLETED TEN (10) CALENDAR DAYS AFTER THE SAME IS SO MAILED. FOR PURPOSES OF THE UCC, NEW YORK SHALL BE THE ESCROW AGENT’S JURISDICTION.

(x)           Representations and Warranties of Escrow Issuer. The Escrow Issuer hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or other laws relating to or affecting creditors’ rights and remedies generally and except as the enforcement thereof is subject to equitable principles regardless of whether enforcement is considered in a proceeding at law or in equity). The execution, delivery and performance of this Agreement by the Escrow Issuer (including any instructions delivered hereunder) does not violate any applicable law or regulation to which the Escrow Issuer is subject and does not require the consent of any governmental or other regulatory body to which the Escrow Issuer is subject, except for such consents and approvals as have been obtained and are in full force and effect. The Escrow Issuer is, with respect to the Escrowed Funds delivered pursuant to this Agreement, the beneficial owner of such Escrowed Funds, free and clear of any Lien or claims of any Person (except for the security interest granted under this Agreement) and (D) the person(s) executing this Agreement on the Escrow Issuer's behalf and certifying Authorized Representatives in the applicable Schedule 1 have been duly and properly authorized to do so, and each Authorized Representative of the Escrow Issuer has been duly and properly authorized to take the actions specified for such person in the applicable Schedule 1.

The Trustee hereby represents and warrants to the Escrow Agent that the person(s) executing this Agreement on the Trustee’s behalf and certifying Authorized Representatives in the applicable Schedule 1 have been duly and properly authorized to do so, and each Authorized Representative of the Trustee has been duly and properly authorized to take the actions specified for such person in the applicable Schedule 1-B.

(xi)           No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret another pledge, security or debt agreement of the Escrow Issuer or any subsidiary thereof. No such pledge, security or debt agreement may be used to interpret this Agreement.

(xii)          Interpretation of Agreement. All terms not defined herein or in the Indenture shall have the meaning set forth in the UCC, except where the context otherwise requires. To the extent a term or provision of this Agreement relating to the Trustee or the Escrow Issuer (but not affecting the rights or obligations of Escrow Agent) conflicts with the Indenture, the Indenture shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

(xiii)        Survival of Provisions. All representations, warranties and covenants of the Escrow Issuer contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the termination of this Agreement.

(xiv)        Patriot Act. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust or other legal entity, the Escrow Agent will ask for documentation to verify its formation and existence as a legal entity. The Escrow Agent may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

(xv)         Security Advice. The Escrow Issuer acknowledges that regulations of the Comptroller of the Currency grant the Escrow Issuer the right to receive brokerage confirmations of the security transactions as they occur. The Escrow Issuer specifically waives such notification to the extent permitted by law and will receive periodic cash transaction statements that will detail all investment transactions.

Section 10. Security Procedures.

(i)            Notwithstanding anything to the contrary, any instructions in any way related to the transfer or distribution of the Escrow Funds must, in order to be deemed delivered and effective, be in writing and executed by the appropriate Party or Parties as evidenced by the signatures of the person or persons signing this Agreement or one of the designated persons as set forth on the Designation of Authorized Representatives attached hereto as Schedule 1-A and 1-B (each an “Authorized Representative”), and delivered to Escrow Agent only by facsimile (as evidenced by a confirmed transmittal to the applicable Party’s or Parties’ transmitting fax number) or as a Portable Document Format (“PDF”) attached to an email only at the fax number or email address set forth in Section 9(g) or through an online platform offered by Escrow Agent’s escrow services business. Escrow Agent shall not be liable to any Party or other person for refraining from acting upon any instruction for or related to the transfer or distribution of the Escrow Funds that does not satisfy the requirements herein. Escrow Agent may rely and act upon the confirmation of anyone purporting to be an Authorized Representative in connection with any of Escrow Agent’s verifying call-backs or email confirmations. Notwithstanding anything to the contrary, the Parties acknowledge and agree that Escrow Agent (i) shall have no obligation to take any action in connection with this Agreement on a non-Business Day and any action Escrow Agent may otherwise be required to perform on a non-Business Day may be performed by Escrow Agent on the following Business Day and (ii) may not transfer or distribute the Escrow Funds until Escrow Agent has completed its security procedures.

(ii)           Each Party authorizes Escrow Agent to use the funds transfer instructions (“Standing Instructions”) specified for it in Schedule 3 attached hereto (as may be supplemented from time to time as described below) to disburse any funds due to such Party, without a verifying call-back or email confirmation as set forth below.

(iii)          If any funds transfer instructions other than Standing Instructions are set forth in a permitted instruction from a Party or the Parties in accordance with this Agreement, Escrow Agent may confirm such funds transfer instructions by a telephone call-back or email confirmation to an Authorized Representative of such Party or Parties and thereafter, such funds transfer instructions shall also be considered the applicable Party’s Standing Instructions hereunder. To the extent a call-back or email confirmation is undertaken, no funds will be disbursed until such confirmation occurs. If multiple disbursements are provided for under this Agreement pursuant to any Standing Instructions, only the date, amount and/or description of payments may change without requiring a telephone call-back or email confirmation.

(iv)          The persons designated as Authorized Representatives and telephone numbers and email addresses for same may be changed only in a writing executed by an Authorized Representative or other duly authorized person of the applicable Party setting forth such changes and actually received by Escrow Agent via facsimile or as a PDF attached to an email or through an online platform offered by Escrow Agent’s escrow services business. Escrow Agent may confirm any such change in Authorized Representatives by a telephone call-back or email confirmation according to its security procedures.

Escrow Agent and other financial institutions, including any intermediary bank and the beneficiary’s bank, may rely upon the identifying number of the beneficiary, the beneficiary’s bank or any intermediary bank included in a funds transfer instruction, even if it identifies a person different from the beneficiary, the beneficiary’s bank or intermediary bank identified by name. It is understood that the purpose of Escrow Agent’s security procedures is to verify the authenticity of, and not to detect errors in, instructions.

(v)           The Parties acknowledge that the security procedures set forth in this Section are commercially reasonable.

(vi)          Notwithstanding anything to the contrary contained in this Agreement, in the event that an electronic signature is affixed to an instruction issued hereunder to disburse or transfer funds, such instruction may be confirmed by a verifying call-back (or email confirmation) to an Authorized Representative.

Section 11. Compliance with Directives. In the event that a legal garnishment, attachment, levy, restraining notice, court order or other governmental order (a “Directive”) is served with respect to any of the Escrow Funds, or the delivery thereof shall be stayed or enjoined by a Directive, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all such Directives so entered or issued, and in the event that Escrow Agent obeys or complies with any such Directive it shall not be liable to any of the Parties hereto or to any other person by reason of such compliance notwithstanding such Directive be subsequently reversed, modified, annulled, set aside or vacated.

[Signature Pages Follow]

CONCENTRA ESCROW ISSUER CORPORATION, as Escrow Issuer

By:	/s/ Michael E. Tarvin
	Name:	Michael E. Tarvin
	Title:	Executive Vice President and Secretary

[Signature Page to Escrow Agreement]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day first above written.

JPMORGAN CHASE BANK, N.A., as Escrow Agent

By:	/s/ Michael Kuzmicz
	Name:	Michael Kuzmicz
	Title:	Vice President

[Signature Page to Escrow Agreement]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day first above written.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:	/s/ James W. Hall
	Name:	James W. Hall
	Title:	Authorized Signatory

[Signature Page to Escrow Agreement]

ANNEX I

FORM OF

CONCENTRA ESCROW ISSUER CORPORATION

RELEASE REQUEST

$[●]

6.875% SENIOR SECURED NOTES DUE 2032

[●], 2024

JPMorgan Chase Bank, N.A.

Escrow Services

575 Washington Boulevard 18th Floor

Jersey City, New Jersey 07310

Attention: Andrea Gilardi/Kimberly MacFarland

Email: **********@**********

U.S. Bank Trust Company, National Association, as Trustee

[Houston Greenway Plz

8 Greenway Plz Ste 110

Houston, Texas 77046-0892

Attention: [●]]

Re:         Release Request Officer’s Certificate Ladies and Gentlemen:

We refer to the Escrow Agreement, dated as of July 11, 2024 (the “Escrow Agreement”), among you (the “Escrow Agent”), the Trustee under the Indenture (as defined therein) and Concentra Escrow Issuer Corporation, a Delaware corporation (the “Escrow Issuer”). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

This Officer’s Certificate constitutes a Release Request under the Escrow Agreement. The Escrow Issuer hereby notifies you and certifies to you pursuant to Section 3(a) of the Escrow Agreement that the following conditions have been or substantially concurrently with the Release will be satisfied:

(1)           the Separation Documents have been executed and delivered by each of the parties thereto in accordance with their respective terms, in each case, with such agreements on terms substantially consistent in all material respects with the terms described in the Offering Memorandum;

(2)           the IPO shall have been consummated prior to or substantially concurrently with the Release, on terms substantially consistent in all material respects with the terms described in the Offering Memorandum (which for the avoidance of doubt excludes customary pricing terms for the IPO, which will be determined in connection with the pricing of such IPO);

(3)           all conditions precedent to Credit Agreement have been satisfied or waived in accordance with its terms and the lenders under such Credit Agreement have funded, or will substantially concurrently fund, term loans thereunder in an aggregate principal amount of $850.0 million;

(4)           the Assumption will be consummated substantially concurrently with the Release and the Issuer will deliver to the Trustee an officers’ certificate and an opinion of counsel, each stating that such Assumption complies with the Indenture;

(5)           the Issuer and each of the Guarantors (including the Company) will execute a joinder to the Purchase Agreement and will deliver or cause to be delivered such joinder to J.P. Morgan Securities LLC;

(6)           no Default or Event of Default shall have occurred and be continuing under the indenture at the time of, or after giving effect to, the Transactions (as defined in the Indenture); and

(7)           all initial purchasers’ discounts and all expenses required to be reimbursed in connection with the offering of the notes shall have been paid, and any Escrowed Funds shall have been used solely for the purposes set forth under the heading “Use of Proceeds” in this offering memorandum.

Neither the Escrow Agent nor the Trustee shall have any duty or obligation to verify or investigate the satisfaction of any conditions for release of the Escrow Funds.

The Escrow Issuer hereby notifies you and certifies to you that the release of the entire amount of funds from the Escrow Account is currently permitted in accordance with Section 3(a) of the Escrow Agreement and requests that you release such amounts on [DATE] as set forth on Schedule A hereto. The Escrow Agent is entitled to rely on the foregoing in disbursing Escrow Funds as specified in this Release Request.

[Signature page follows]

CONCENTRA ESCROW ISSUER CORPORATION, as Escrow Issuer

By:
	Name:	[●]
	Title:	[●]

[Signature page to Release Request]

Schedule A

WIRE INSTRUCTIONS

Proceeds to be delivered:	$[●]
Name of Bank:	[●]
ABA Number of Bank:	[●]
Account Number at Bank:	[●]
Name of Account:	[●]

J.P. Morgan Securities LLC
as representative of the Initial Purchasers
Proceeds to be delivered:	$[●]

Name of Bank:	[●]

ABA Number of Bank:	[●]

Account Number at Bank:	[●]

Name of Account:	[●]

Amount:
Beneficiary:
City:
Country:

US Instructions:
Bank Name:
Bank Address:
ABA Number:
Credit A/C Name:
Credit A/C #:
Credit A/C Address:
If Applicable:
FFC A/C Name:
FFC A/C #:
FFC A/C Address:

International Instructions:
Bank Name:
Bank Address
SWIFT Code:
US Pay Through ABA:

Credit A/C Name:

Credit A/C # (IBAN #):

Credit A/C Address:

If Applicable:

FFC A/C Name:

FFC A/C # (IBAN #):

FFC A/C Address:

ANNEX II

FORM OF ESCROW REDEMPTION NOTICE

[Insert if Escrow Redemption Notice is being executed by the Escrow Issuer:

[ESCROW ISSUER’S LETTERHEAD]]

[Insert if Escrow Redemption Notice is being executed by the Trustee:

[TRUSTEE LETTERHEAD]]

6.875% SENIOR SECURED NOTES DUE 2032

[●], 2024

JPMorgan Chase Bank, N.A.

Escrow Services

575 Washington Boulevard 18th Floor

Jersey City, New Jersey 07310

Attention: Andrea Gilardi/Kimberly MacFarland

Email: **********@**********

U.S. Bank Trust Company, National Association, as Trustee

[Houston Greenway Plz

8 Greenway Plz Ste 110

Houston, Texas 77046-0892

Attention: [●]]

Re: Escrow Redemption Notice

Ladies and Gentlemen:

We refer to the Escrow Agreement, dated as of July 11, 2024 (the “Escrow Agreement”), among you (the “Escrow Agent”), the Trustee under the Indenture (as defined therein) and Concentra Escrow Issuer Corporation, a Delaware corporation (the “Escrow Issuer”). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

[Insert if Escrow Redemption Notice being executed by the Escrow Issuer: This notice constitutes an Escrow Redemption Notice under the Escrow Agreement, and the undersigned hereby certifies to you pursuant to Section 3(b) of the Escrow Agreement that (a) [the Escrow Issuer informs the Escrow Agent in writing that, in the judgment of the Escrow Issuer, the Escrow Conditions will not be satisfied on or prior to the Outside Date] [the Escrow Issuer informs the Escrow Agent in writing that the Separation and the IPO have been abandoned] and the Special Mandatory Redemption is to occur and (b) the Special Mandatory Redemption Date and Special Mandatory Redemption Price are as follows:

Special Mandatory Redemption Date:	[●], 20[●]
Special Mandatory Redemption Price:	$[●] for all outstanding Notes]

Annex II-1

[Insert if Escrow Redemption Notice being executed by the Trustee: This notice constitutes an Escrow Redemption Notice under the Escrow Agreement, and the undersigned hereby notifies you pursuant to Section 3(b) of the Escrow Agreement that (a) the Special Mandatory Redemption is to occur on the Escrow Redemption Date (which date shall be the Special Mandatory Redemption Date) and (b) the Special Mandatory Redemption Date and Special Mandatory Redemption Price are as follows:

Special Mandatory Redemption Date:	[●], 20[●]
Special Mandatory Redemption Price:	$[●] for all outstanding Notes]

The [Escrow Issuer/Trustee] hereby request[s] that you pay to the Trustee the Special Mandatory Redemption Price (or if less, all amounts on deposit in the Escrow Account) in accordance with the instructions set forth below:

U.S. Bank Trust Company, National Association, as Trustee

Proceeds to be delivered                                                                                                              $[●]

[U.S. Bank Trust Company, National Association

U.S. Bank N.A.

ABA [●]

BNF    [●]

Beneficiary Account Number:      [●]

Beneficiary Account Address:      [●]

Ref: [●]] 1

The [Escrow Issuer/Trustee] hereby further request[s] that, concurrently with the release of the Special Mandatory Redemption Price (or if less, all amounts on deposit in the Escrow Account) to the Trustee pursuant to Section 3(b) of the Escrow Agreement, you release out of any excess Escrow Funds such amounts on [DATE] as set forth on Schedule A hereto.

1 Note to Draft: USB to provide Trustee account information.

Annex II-2

The Escrow Agent is entitled to rely on the foregoing in disbursing Escrow Funds as specified in this notice.

[Insert if Escrow Redemption Notice is being executed by the Escrow Issuer:

CONCENTRA ESCROW ISSUER CORPORATION, as Escrow Issuer

By:
	Name:	[●]
	Title:	[●]]

[Insert if Escrow Redemption Notice is being executed by the Trustee:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:
	Name:	[●]
	Title:	[●]]

Annex II-3

Schedule A

WIRE INSTRUCTIONS

FIRST, JPMorgan Chase Bank, N.A., as Escrow Agent

Proceeds to be delivered:	$[●]

[JPMorgan Chase Bank, N.A.
ABA [●]
BNF [●]
Beneficiary Account Number:	[●]
Beneficiary Account Address:	[●]
Ref: [●]][2]

and, U.S. Bank Trust Company, National
Association, as Trustee	$[●]
Proceeds to be delivered:
[U.S. Bank Trust Company, National Association
U.S. Bank N.A.
ABA [●]
BNF [●]
Beneficiary Account Number:	[●]
Beneficiary Account Address:	[●]
Ref: [●]]

and, [●], as counsel to the Trustee and Escrow Agent
Proceeds to be delivered:	$[●]

SECOND, [_____]	$[●]
Proceeds to be delivered:
Name of Bank:	[●]
ABA Number of Bank:	[●]
Account Number at Bank:	[●]
Name of Account:	[●]
Reference:

2 Note to Draft: JPM to provide Escrow Agent account information.

Annex II-4

ANNEX III

FORM OF ACCELERATION NOTICE

[TRUSTEE LETTERHEAD]

6.875% SENIOR SECURED NOTES DUE 2032

[●], 20[●]

JPMorgan Chase Bank, N.A.

Escrow Services

575 Washington Boulevard 18th Floor Jersey City, New Jersey 07310

Attention: Andrea Gilardi/Kimberly MacFarland

Email: **********@**********

Re:           Acceleration Notice

Ladies and Gentlemen:

We refer to the Escrow Agreement, dated as of July 11, 2024 (the “Escrow Agreement”), among you (the “Escrow Agent”), the Trustee under the Indenture (as defined therein) and Concentra Escrow Issuer Corporation, a Delaware corporation (the “Escrow Issuer”). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

This notice constitutes an Acceleration Notice under the Escrow Agreement, and the undersigned hereby certifies to you pursuant to Section 3(d) of the Escrow Agreement that the Default Amount has become immediately due and payable pursuant to Section [●] of the Indenture.

The Trustee hereby requests that you pay to the Trustee for payment to the Holders of the Notes, to the extent of the proceeds of such liquidated Escrow Funds, an amount of Escrow Funds sufficient to pay the Default Amount (or, if less, all such proceeds) pursuant to Section 3(d) of the Escrow Agreement, in accordance with the instructions set forth below:

U.S. Bank Trust Company, National Association, as Trustee

Proceeds to be delivered:	$[●]

U.S. Bank Trust Company, National Association
U.S. Bank N.A.
ABA [●]
BNF [●]
Beneficiary Account Number:	[●]
Beneficiary Account Address:	[●]
Ref: [●]]

Annex III-1

The Trustee hereby further requests that, concurrently with the release to the Trustee of the amount described above pursuant to Section 3(d) of the Escrow Agreement, you release out of any excess Escrow Funds such amounts on [DATE] as set forth on Schedule A hereto.

The Escrow Agent is entitled to rely on the foregoing in disbursing Escrow Funds as specified in this notice.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:
	Name:	[●]
	Title:	[●]

Annex III-2

Schedule A

WIRE INSTRUCTIONS

FIRST, JPMorgan Chase Bank, N.A., as Escrow Agent

Proceeds to be delivered:	$[●]

[JPMorgan Chase Bank, N.A.
ABA [●]
BNF [●]
Beneficiary Account Number:	[●]
Beneficiary Account Address:	[●]
Ref: [●]]

and, U.S. Bank Trust Company, National
Association, as Trustee	$[●]
Proceeds to be delivered:
[U.S. Bank Trust Company, National Association
U.S. Bank N.A.
ABA [●]
BNF [●]
Beneficiary Account Number:	[●]
Beneficiary Account Address:	[●]
Ref: [●]]

and, [●], as counsel to the Trustee and Escrow Agent
Proceeds to be delivered:	$[●]

[●]

Annex III-3

ANNEX IV

FORM OF

ESCROW PROPERTY TRANSFER REQUEST

[On Escrow Issuer Letterhead]

[●], 202[●]

JPMorgan Chase Bank, N.A.

Escrow Services

575 Washington Boulevard 18th Floor

Jersey City, New Jersey 07310

Attention: Andrea Gilardi/Kimberly MacFarland [●]

Email: **********@**********

U.S. Bank Trust Company, National Association

[Houston Greenway Plz

8 Greenway Plz Ste 110

Houston, Texas 77046-0892

Email: [●]]

Re:     Escrow Investment instruction

Ladies and Gentlemen:

We refer to the Escrow Agreement, dated as of July 11, 2024 (the “Escrow Agreement”), among you (the “Escrow Agent”), the Trustee and Concentra Escrow Issuer Corporation, a Delaware corporation (the “Escrow Issuer”). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

The Escrow Issuer hereby requests in writing pursuant to Section 2(b)(ii) of the Escrow Agreement that [$______] of the Escrowed Property be transferred from the [Cash Account to the Securities Account(s), [identify applicable Cash / Security Account as needed],] [and/or be invested in [list applicable accounts / amounts/ investments] an Eligible Investment and the Escrow Issuer hereby also completes to the Escrow Agent’s satisfaction, the Escrow Agent’s customary documentation for investment in the applicable money market mutual fund as set forth in Schedule 4 to the Escrow Agreement, such Schedule 4 may be amended.

[Signature page follows]

CONCENTRA ESCROW ISSUER CORPORATION, as Escrow Issuer

By:
Name:	[●]
Title:	[●]